UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2003

CERADYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13059	33-0055414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-0421

Exhibit Index on page 3

Item 7.

(c)    Exhibits.

Exhibit Number	Description

99.1	Press release of Ceradyne, Inc. dated April 30, 2003.

Item 9.    Regulation FD Disclosure

On April 30, 2003, Ceradyne, Inc. issued a press release regarding results of operations for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K, insofar as they disclose historical information regarding Ceradyne’s results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.

April 30, 2003	By:	/s/ JERROLD J. PELLIZZON
Jerrold J. Pellizzon Chief Financial Officer, Chief Administrative Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Ceradyne, Inc. dated April 30, 2003.

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